THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF (i) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS AND (ii) THE SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION ARE SUBJECT TO CERTAIN RESTRICTIONS AND AGREEMENTS CONTAINED IN A STOCKHOLDERS AGREEMENT DATED NOVEMBER 27, 2007 BETWEEN HOLDER AND THE COMPANY.

STOCK PURCHASE WARRANT

Void after September 30, 2013

November 27, 2007

FOR VALUE RECEIVED, the undersigned, OncoVista, Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby certifies that OSI Pharmaceuticals, Inc. (the "Holder"), or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M. Central time, on September 30, 2013 (the "Expiration Date") 200,000 shares of Common Stock (as defined below). The purchase price per share of such Common Stock (the "Exercise Price") shall be $2.50. Each of the Exercise Price and the Warrant Stock (as defined below) issuable hereunder is subject to adjustment as provided below.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a) The term "Company" includes any corporation that shall succeed to or assume the obligations of the Company hereunder.

(b) The term "Common Stock" shall mean the Common Stock of the Company, par value $.001 per share, and any other securities or property of the Company or of any other person (corporate or otherwise) that the holder of this Warrant at any time shall be entitled to receive on the exercise hereof, in lieu of or in addition to such Common Stock, or that at any time shall be issuable in exchange for or in replacement of such Common Stock.

(c) The term "Exercise Price" shall have the meaning ascribed to such term in the first paragraph hereof.

(d) The term "Purchase Price" shall mean the amount equal to the product of the Exercise Price and the number of shares of Common Stock to be purchased upon the full or partial exercise of this Warrant.

(e) The term "Warrant Stock" means the number of shares purchasable upon exercise of this Warrant, as adjusted from time to time pursuant to this Warrant.

1. Exercise of Warrant; Partial Exercise. This Warrant may be exercised in full or in part by the Holder hereof by surrender of this Warrant, with the form of subscription attached hereto duly executed by such Holder, to the Company at its principal office, accompanied by

payment (if required, as described below) of the Purchase Price. For any partial exercise hereof, the Holder shall designate in the subscription the number of shares of Common Stock that it wishes to purchase. On any such partial exercise, the Company at its expense shall forthwith issue and deliver to the Holder hereof a new warrant of like tenor, in the name of the Holder hereof, which shall be exercisable for such number of shares of Common Stock represented by this Warrant that have not been purchased upon such exercise.

The Purchase Price shall be paid by cash or check payable to the order of the Company.

In lieu of exercising this Warrant pursuant to payment of the Purchase Price as described above, the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Common Stock equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder hereof a number of shares of Common Stock computed using the following formula:

$$X = \frac{Y(A - B)}{A}$$

Where: X = The number of shares of Common Stock to be issued to the Holder pursuant to this net exercise;

Y = The number of shares of Warrant Stock in respect of which the net issue election is made;

A = The fair market value of one share of Common Stock at the time the net issue election is made;

B = The Exercise Price (as adjusted to the date of the net issuance).

For purposes of this net exercise election, the fair market value of one share of Common Stock as of a particular date shall be determined as follows: (i) if traded on a national securities exchange registered with the Securities Exchange Commission, including without limitation, the New York Stock Exchange, Nasdaq Stock Market LLC, and American Stock Exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty (30) day period ending three (3) days prior to the net exercise election; (ii) if traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the net exercise; and (iii) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Company.

2. When Exercise Effective. The exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant is surrendered to the Company as provided in Section 1, and at such time the person in whose name any certificate for shares of Common Stock shall be issuable upon such exercise, as provided in Section 3, shall be deemed to be the record holder of such Common Stock for all purposes.

3. Delivery on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder may direct (in which event such holder will be responsible for the payment of any transfer tax), a certificate or certificates for the number of fully paid and nonassessable full shares of Common Stock to which such holder shall be entitled on such exercise, together with cash, in lieu of any fraction of a share, equal to such fraction of the current market value of one full share as determined in good faith by the Board.

4. Adjustment of Purchase Price and Number of Shares. The number of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant), and the Exercise Price therefor, are subject to adjustment upon the occurrence of the following events:

4.1 Adjustment for Stock Splits, Stock Dividends, Recapitalizations, etc. The Exercise Price and the number of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of Common Stock (or such other stock or securities). For example, if there should be a two-for-one (2-for-1) stock split, the Exercise Price would be divided by two (2) and such number of shares would be doubled, or if there should be a one-for-two (1-for-2) reverse stock split, the Exercise Price would be doubled and the number of shares would be divided by two (2).

4.2 Adjustment for Other Dividends and Distributions. In case the Company shall make or issue a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (i) securities of the Company (other than in any event for which an adjustment is made pursuant to Section 4.1) or (ii) assets (excluding cash dividends paid or payable solely out of retained earnings), then in each case, the holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such event, shall receive, in addition to the Common Stock (or such other stock or securities) issuable on such exercise prior to such date, the securities or such other assets of the Company to which such holder would have been entitled upon such date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

4.3 Adjustment for Reorganization, Consolidation, Merger, etc. In case of (a) any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization, (b) any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company is the continuing or surviving entity of such consolidation, merger or reorganization but securities of the Company are converted into or exchanged for cash or securities of another person, or any sale of all or substantially all of the assets of the Company (any such transaction being hereinafter referred to as a "Reorganization"), then, in each case, the holder of this Warrant, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the Warrant Stock issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash, if any) to which such Holder would have been entitled upon the Effective Date

if such Holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

4.4 Certificate as to Adjustments. In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the Holder of this Warrant in the form of a certificate of the Company setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

5. Reserved Shares. The Company will at all times reserve and keep available a number of its authorized shares of Common Stock, free from all preemptive rights therein, that will be sufficient to permit the exercise of this Warrant, and shall take all such action as may be necessary or appropriate in order that all shares of Common Stock as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

6. Exchange of Warrants. On surrender for exchange of this Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the Holder thereof a new Warrant of like tenor, in the name of such Holder or as such Holder may direct.

7. Replacement of Warrants. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

8. Investment Intent. Unless a current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the Holder hereof, by accepting this Warrant, covenants and agrees that, at the time of exercise hereof, and at the time of any proposed transfer of securities acquired upon exercise hereof, such Holder will deliver to the Company a written statement that the securities acquired by the Holder are for such Holder's own account, and are not acquired with a view to, or for sale in connection with, any distribution thereof (or any portion thereof) except pursuant to current registration statement under the Securities Act or an available exemption from registration.

9. Transfer Restrictions. This Warrant and the securities issuable upon exercise hereof have not been registered under the Securities Act or any applicable state securities laws, and no interest therein may be sold, distributed, assigned, offered, pledged or otherwise transferred unless there is an effective registration statement under such Act and applicable state securities laws covering any such transaction or such transaction is exempt from the registration requirements of such Act and laws.

10. No Rights or Liability as a Stockholder. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company. No provisions hereof and no enumeration herein of the rights or privileges of the Holder hereof shall give rise to any liability of such holder as a stockholder of the Company.

11. Damages. The Company recognizes and agrees that the Holder hereof will not have an adequate remedy if the Company fails to comply with the terms of this Warrant and that damages will not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by the Holder of this Warrant or any other person entitled to the benefits of this Warrant requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of the terms hereof.

12. Investment Warranties and Representations

In connection with the acquisition of this Warrant, and with the understanding that warranties and representations of similar effect hereto may be required to be made by any holder of this Warrant in connection with the exercise hereof, Holder hereby makes the following representations to the Company in order that the Company may rely on such representations in connection with the issuance and sale of this Warrant and/or the Warrant Stock:

(a) Holder is at present financially able to bear the economic risks of an investment in this Warrant and the Warrant Stock of the Company and has no need for liquidity in this investment.

(b) Holder has received no public solicitation or advertisement and has attended no public seminar or meeting regarding investment in the Company, nor is Holder aware of any such public solicitation, advertisement or meeting.

(c) This Warrant has been, and, if this Warrant is exercised, the Warrant Stock will be, acquired for the account of Holder for investment and not with a view to resale or further distribution thereof in contravention of applicable law.

(d) Except for the Stockholders Agreement, Holder has no contract, undertaking, arrangement or agreement with any person to sell or transfer or to have any person sell for Holder all or any of this Warrant or the Warrant Stock and is aware of and agrees to the restrictions on transferability of this Warrant contemplated by Section 9 hereof.

(e) Holder represents that Holder is an "accredited investor" within the meaning of Regulation D promulgated by the Securities and Exchange Commission.

(f) Holder is knowledgeable in and experienced with respect to investments in general and with respect to investments of a nature similar to an investment in the Company. By reason of such knowledge and experience, Holder is capable of evaluating the merits and risks of, and making an informed business decision with regard to, an investment in the Company.

(g) Holder (i) received all the information that Holder deemed necessary to make an informed investment decision with respect to an investment in the Company, (ii) has had the unrestricted opportunity to make such investigation as Holder desired pertaining to the Company and an investment therein to verify the information previously furnished to Holder; and (iii) has had the opportunity to ask questions of the Company's representatives concerning the Company.

(h) Holder hereby consents to the placement of a legend on any certificate evidencing the Warrant Stock, which legend shall be in form substantially as set forth at the top of this Warrant.

(i) Holder also consents to the placement of a "stop order" on the stock transfer books of the Company to enforce the restrictions set forth in the above-mentioned legend. Holder further agrees to indemnify and hold the Company harmless from and against all loss, liabilities, obligations and costs arising out of or related to the resale or distribution by Holder of all or any portion of this Warrant and the Warrant Stock under such circumstances as to bring the issuance, sale or transfer of this Warrant and Warrant Stock within the provisions of Section 5 of the Securities Act unless a Registration Statement under the Securities Act is in effect as to this Warrant or the Warrant Stock or unless an opinion of counsel satisfactory to the Company is delivered opining that an exemption from such registration requirements is available for any such sale or transfer.

(j) Holder realizes that this Warrant and the Warrant Stock have not been registered under the Securities Act by reason of a specific exemption under the provisions of the Securities Act which depends upon the investment intent of the undersigned. Therefore, this Warrant and the Warrant Stock are "restricted securities" as that term is defined in Securities and Exchange Commission Rule 144 ("Rule 144") and accordingly, must be held indefinitely unless they are subsequently registered under the Securities Act, or an exemption from such registration is available.

(k) Holder realizes that Rule 144, which provides an exemption from registration under the Securities Act, merely permits the sale of limited portions of this Warrant and limited amounts of the Warrant Stock in accordance with the terms and conditions set forth in Rule 144. One such condition at present is that this Warrant and the Warrant Stock not be sold until such time as they have been held for at least one year from the date of purchase (six months if Company becomes subject to the Exchange Act). Holder further understands that the availability of Rule 144 is dependent upon adequate current public information, with respect to Company, being available and that such information is not currently available and there is no guarantee that such information will be available at any further time. Holder further understands that the Company is under no obligation to make such information publicly available, to supply Holder with information necessary to sell this Warrant or the Warrant Stock under Rule 144, to register this Warrant or the Warrant Stock under the Securities Act, or to otherwise comply with any exemption under the Securities Act.

13. Notices. All notices and other communications required or permitted hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by first class mail, or (c) by a recognized overnight delivery service (with charges prepaid), addressed (1) if to the Holder of this Warrant, at such Holder's address as it appears in the records of the Company (unless otherwise indicated by such Holder), or (2) if to the Company, at its office at Texas Research Park, 14785 Omicron Drive, Suite 104, San Antonio, TX 78245, or at such other address as the Company shall have furnished to the Holder of this Warrant in writing.

14. Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Warrant and the attachments hereto shall be governed by, and construed in accordance with, the laws of the State of Texas without giving effect to any

choice of law or conflict of law rules or provisions (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas. In furtherance of the foregoing, the internal law of the State of Texas shall control the interpretation and construction of this Warrant (and all attachments hereto), even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

15. Consent to Jurisdiction.

(a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any Texas state court or federal court of the United States of America sitting in San Antonio, Texas, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Warrant or the transactions contemplated hereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Texas state court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Warrant or the transactions contemplated hereby in any Texas state or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Warrant irrevocably consents to service of process in the manner provided for notices in Section 13. Nothing in this Warrant will affect the right of any party to this Warrant to serve process in any other manner permitted by law.

16. Waiver of Jury Trial.

(a) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS WARRANT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

(b) EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (iii) IT MAKES SUCH WAIVER VOLUNTARILY, AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS WARRANT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 16.

17. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

ONCOVISTA, INC.

By: *[signature]*
Name: Alexander L. Weis
Title: President

CONFIRMED AND AGREED AS
OF THE DATE WRITTEN ABOVE:

OSI PHARMACEUTICALS, INC.

By:____________________________
Name: Colin Goddard, Ph.D.
Title: Chief Executive Officer

ONCOVISTA, INC.

By:______________________________
Name: Alexander L. Weis
Title: President

CONFIRMED AND AGREED AS
OF THE DATE WRITTEN ABOVE:

OSI PHARMACEUTICALS, INC.

By: [signature]
Name: Colin Goddard, Ph.D.
Title: Chief Executive Officer

ATTACHMENT A TO WARRANT

FORM OF SUBSCRIPTION

(TO BE SIGNED ONLY ON EXERCISE OF WARRANT)

To: OncoVista, Inc.

The undersigned hereby irrevocably elects to *[check applicable subsection]*:

_____ (a) purchase __________* shares of Common Stock of OncoVista, Inc. pursuant to the terms of the attached Warrant, and payment of the Exercise Price per share required under such Warrant accompanies this notice;

OR

_____ (b) exercise the attached Warrant for [all of the shares] [___________* of the shares] *[cross out inapplicable phrase]* purchasable under the Warrant pursuant to the net exercise provisions of Section 1 of such Warrant.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to ______________________, whose address is ________________________ ____.

The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part of such shares.

____
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

____

____
Address

Dated: ________________________

* Insert the number of shares as to which the Warrant is being exercised.

ATTACHMENT B TO WARRANT

FORM OF ASSIGNMENT

(TO BE SIGNED ONLY ON TRANSFER OF WARRANT)

For value received, the undersigned hereby sells, assigns, and transfers unto ____________________ the right represented by the within Warrant to purchase _________ shares of Common Stock of _____________ to which the within Warrant relates, and appoints _________________ Attorney to transfer such right on the books of ______________________________ with full power of substitution in the premises.

____
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

____

____
Address

Dated: _____________________